                                                                     Exhibit 4.5

[GRAPHIC OMITTED]

AGENCY AGREEMENT

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[GRAPHIC OMITTED]

WESTPAC SECURITIES ADMINISTRATION LIMITED
(Trustee)

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED
(Trust Manager)

CITIBANK, N.A., LONDON OFFICE
(Note Trustee)

CITIBANK, N.A.
(Principal Paying Agent)

CITIBANK, N.A., LONDON OFFICE
(Agent Bank)

CITIBANK, N.A.
(Note Registrar)

[GRAPHIC OMITTED]

ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel 61 2 9230 4000
Fax 61 2 9230 5333

(C) Copyright Allen Allen & Hemsley 1999

                   ALLEN ALLEN
AGENCY AGREEMENT   & HEMSLEY
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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                       2
         1.1      Definitions                                                 2
         1.2      Note Trust Deed definitions                                 3
         1.3      Interpretation                                              3
         1.4      Document or agreement                                       3
         1.5      Transaction Document                                        3
         1.6      Trustee as trustee                                          3

2.       APPOINTMENT OF PAYING AGENTS                                         4

3.       PAYMENT                                                              4
         3.1      Payment by Trustee                                          4
         3.2      Confirmation                                                4
         3.3      Payments by Paying Agents                                   5
         3.4      Method of Payment - Book-Entry Notes                        5
         3.5      Method of payment - Definitive Notes                        5
         3.6      Late payment                                                5
         3.7      Notice of non-receipt                                       6
         3.8      Trust                                                       6
         3.9      Reimbursement                                               6
         3.10     Method of payment                                           6
         3.11     No fee                                                      7
         3.12     Payments outside Australia                                  7

4.       REPAYMENT                                                            7

5.       APPOINTMENT OF THE AGENT BANK AS REFERENCE AGENT                     7

6.       DUTIES OF THE AGENT BANK                                             8

7.       NOTE TRUSTEE                                                         9

8.       EARLY REDEMPTION OF CLASS A NOTES                                   10

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9.       PRO RATA REDEMPTION, PURCHASES AND CANCELLATION OF NOTES            10

10.      NOTICES TO CLASS A NOTEHOLDERS                                      12

11.      DOCUMENTS AND FORMS                                                 12

12.      AUTHENTICATION                                                      12

13.      INDEMNITY                                                           12

14.      THE NOTE REGISTER                                                   13
         14.1     Appointment of Note Registrar                              13
         14.2     Details to be kept on the Note Register                    13
         14.3     Payments of Principal and Interest                         14
         14.4     Place of keeping Register, copies and access               14
         14.5     Details on Note Register conclusive                        15
         14.6     Alteration of details on Note Register                     15
         14.7     Rectification of Note Register                             15
         14.8     Correctness of Note Register                               16

15.      CHANGES OF NOTE REGISTRAR                                           16
         15.1     Removal                                                    16
         15.2     Resignation                                                16
         15.3     Limitation                                                 16

16.      GENERAL                                                             16
         16.1     Communications to Class A Noteholders                      16
         16.2     Agency                                                     17
         16.3     Identity                                                   17
         16.4     No set-off                                                 17
         16.5     Reliance                                                   17
         16.6     Entitled to deal                                           18
         16.7     Consultation                                               18
         16.8     Duties                                                     18

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         16.9     Income Tax Returns                                         18
         16.10    Obligations of each Note Party                             18

17.      CHANGES IN PAYING AGENTS AND AGENT BANK                             19
         17.1     Removal                                                    19
         17.2     Resignation                                                19
         17.3     Limitation                                                 19
         17.4     Delivery of amounts                                        20
         17.5     Successor to Principal Paying Agent                        20
         17.6     Successor to Agent Bank                                    21
         17.7     Notice to Class A Noteholders                              22
         17.8     Change in Paying Office or Specified Office                22

18.      FEES AND EXPENSES                                                   23

19.      WAIVERS, REMEDIES CUMULATIVE                                        23

20.      SEVERABILITY OF PROVISIONS                                          24

21.      ASSIGNMENTS                                                         24

22.      NOTICES                                                             24
         22.1     General                                                    24
         22.2     Details                                                    25
         22.3     Communication through Principal Paying Agent               26

23.      LIMITED RECOURSE                                                    26
         23.1     General                                                    26
         23.2     Liability of Trustee limited to its right to indemnity     26
         23.3     Unrestricted remedies                                      27
         23.4     Restricted remedies                                        28

24.      COUNTERPARTS                                                        28

25.      GOVERNING LAW                                                       28

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26.      SUCCESSOR TRUSTEE                                                   28

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DATE                                                 1999
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PARTIES

----------
      1. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) incorporated in New South Wales of Level 10, 130 Pitt Street, Sydney in its capacity as trustee of the Series 1999-1G WST Trust (the TRUSTEE);

      2. WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) incorporated in the Australian Capital Territory of Level 25, 60 Martin Place, Sydney as trust manager in relation to the Series 1999-1G WST Trust (the TRUST MANAGER);

      3. CITIBANK, N.A. acting through its office at 5 Carmelite Street, London EC4Y 0PA as principal paying agent for the Class A Notes described below (the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time and, except where the context otherwise requires, the Principal Paying Agent and any additional paying agent or paying agents are PAYING AGENTS);

      4. CITIBANK, N.A., LONDON OFFICE acting through its office at 11 Old Jewry, London EC2R 8DU as trustee for the Class A Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed);

      5. CITIBANK, N.A., LONDON OFFICE acting through its office at 11 Old Jewry, London EC2R 8DU as reference agent in relation to the Class A Notes described below (the AGENT BANK, which expression shall, whenever the context requires, include any successor reference agent from time to time); and

      6. CITIBANK, N.A. acting through its office at 5 Carmelite Street, London EC4Y 0PA as note registrar for the Class A Notes (the NOTE REGISTRAR which expression shall, wherever the context requires, include any successor note registrar from time to time).

RECITALS
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      A The Trustee proposes to issue US$[*] of mortgage backed floating rate notes due 2030 comprising US$[*] Class A Notes (CLASS A NOTES).

      B The Class A Notes will be represented initially by one or more book-entry notes (the BOOK-ENTRY NOTES).

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      C The Class A Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the Principal Paying Agent, as agent for the Clearing Agency. The Book-Entry Notes shall initially be registered on the Note Register in the name of the Common Depository, as nominee of the Clearing Agency, and no Class A Note Owner will receive a Definitive Note representing such Class A Note Owner's interest in such Class A Note, except as provided in the Note Trust Deed.

      D The Class A Notes will be constituted by the Note Trust Deed, the Series Notice and the Master Trust Deed.

      E     The Class A Notes will be secured on the terms of the Security Trust
            Deed.

      F The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Class A Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

      G The Trustee wishes to appoint the Agent Bank as its reference agent in respect of the Class A Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

================================================================================

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         MASTER TRUST DEED means the Master Trust Deed for the WST Trusts dated 14 February 1997 between the Trustee as trustee and the Trust Manager.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*] 1999 issued under the Master Trust Deed in relation to the Trust.

         PAYING OFFICE means, in relation to a Paying Agent, the office of the Paying Agent specified in the Class A Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Class A Notes will be made as changed from time to time in accordance with this agreement.

         SERIES NOTICE means the Series Notice dated on or about the date of this agreement relating to the Trust.

         SPECIFIED OFFICE means, in relation to the Agent Bank, the office of the

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         Agent Bank specified under this Agreement as the office at which the Agent Bank will carry out its duties under this agreement.

         TRUST means the trust known as the Series 1999-1G WST Trust established under the Notice of Creation of Trust, the Master Trust Deed and the Series Notice.

1.2      NOTE TRUST DEED DEFINITIONS

         Words and expressions which are defined in the Note Trust Deed (including by reference to another agreement and including the Conditions) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

         (a) a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset; and

         (b) a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4      DOCUMENT OR AGREEMENT

         A reference to:

         (a) an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5      TRANSACTION DOCUMENT

         This agreement is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

1.6      TRUSTEE AS TRUSTEE

         (a)      In this agreement, except where provided to the contrary:

                  (i) a reference to the Trustee is a reference to the Trustee in its

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                           capacity as trustee of the Trust only, and in no other capacity; and

                  (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.

         (b) The rights and obligations of the parties under this agreement relate only to the Series 1999-1G WST Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).

2.       APPOINTMENT OF PAYING AGENTS
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         (a) Subject to the terms of this agreement, the Trustee appoints the Principal Paying Agent as its principal paying agent, and each other Paying Agent as its paying agent, for making payments in respect of the Class A Notes in accordance with the Transaction Documents and the Conditions at their respective Paying Offices. The Principal Paying Agent, and each other Paying Agent appointed under this agreement, accepts that appointment.

         (b) Except in clause 17 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

         (c) If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

         It is acknowledged and agreed that:

         (i) each of the Principal Paying Agent and the other Paying Agents is the agent of the Trustee in its capacity as trustee of the Trust only, and

         (ii) despite anything else in this agreement, any other Transaction Document or at law, the Trustee in its personal capacity is not responsible for any negligent act or negligent omission, fraudulent act or fraudulent omission or any other act or omission which, had it been done or not done by the Trustee personally, would have amounted to a breach of trust by the Trustee under any Transaction Document or at law, of the Principal Paying Agent or any other Paying Agent.

3.       PAYMENT
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3.1      PAYMENT BY TRUSTEE

         The Trustee shall not later than 10.00 am (London time) on each

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         Payment Date in accordance with clause 3.9, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent the amount in US$ as may be required (after taking account of any cash then held by the Principal Paying Agent and available for the purpose) to be made on that Payment Date under the Series Notice and the Conditions.

3.2      CONFIRMATION

         Not later than 4.00 pm (Sydney time) on each Determination Date, the Trust Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest and principal payable in respect of the Class A Notes on the Payment Date following that Determination Date. The Trustee or the Trust Manager on its behalf shall also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3      PAYMENTS BY PAYING AGENTS

         Subject to payment being duly made as provided in clause 3.1 (or to the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying Agents shall pay or cause to be paid on behalf of the Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the Class A Notes in accordance with the Series Notice and the Conditions.

3.4      METHOD OF PAYMENT - BOOK-ENTRY NOTES

         (a) The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due in respect of Class A Notes represented by a Book-Entry Note to be made to the Common Depositary for credit to the account of the persons appearing from time to time in the records of the Common Depositary as account holder with respect to the Book-Entry Note.

         (b) An annotation of the Principal Paying Agent or of the Common Depositary under this clause 3.4 shall be sufficient evidence unless the contrary is proved of the relevant payments having been made or not made.

3.5      METHOD OF PAYMENT - DEFINITIVE NOTES

         Payments of principal or interest on the Definitive Notes, if any, shall be made in accordance with the Conditions and the Series Notice.

3.6      LATE PAYMENT

         (a) If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying Agent shall make payments required to be made by it in respect of the Class A Notes as provided in this clause 3. However, unless and until

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                  the full amount of any payment in respect of the Class A Notes required to be made under the Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3 except to the extent that non-payment is caused by fraud, wilful misconduct, negligence or bad faith on the part of that Paying Agent or of any of its directors, officers, employees or servants.

         (b) If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any Class A Note in accordance with the Series Notice and the Conditions, but receives the full amount later, it shall:

                  (i) forthwith upon full receipt notify the other Paying Agents (if any), the Trustee, the Note Trustee, the Security Trustee and the Trust Manager; and

                  (ii) as soon as practicable after such full receipt give due notice, in accordance with Condition 12 (unless the Note Trustee agrees otherwise), to Class A Noteholders that it has received the full amount.

3.7      NOTICE OF NON-RECEIPT

         The Principal Paying Agent shall immediately notify by telex or facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and the Conditions in respect of the Class A Notes is not unconditionally received by it or to its order in accordance with this agreement.

3.8      TRUST

         The Principal Paying Agent shall hold in trust for the Note Trustee and the Class A Notes all sums held by it for the payment of principal and interest with respect to the Class A Notes until all relevant sums are paid to the Note Trustee or the Class A Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

3.9      REIMBURSEMENT

         The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents (if any) and payment to the Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the

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         Trustee in respect of such moneys.

3.10     METHOD OF PAYMENT

         (a) All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided and subject to the Currency Swaps, be paid by the Currency Swap Providers on behalf of the Trustee in US$ to the account with the bank outside Australia as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held on trust for payment to the Class A Noteholders and, failing that payment within the designated periods of prescription specified in Condition 8, or upon the bankruptcy, insolvency, winding up or liquidation of the Principal Paying Agent or default being made by the Principal Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this agreement, on trust for repayment to the Trustee (subject to clause 4). On repayment in full in accordance with clause 4 to the Trustee that trust shall terminate and all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Trustee may, promptly after each Payment Date, request confirmation from the Principal Paying Agent that the Principal Paying Agent has paid the relevant amount to the Common Depositary. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

         (b) Subject to the terms of this agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the separate account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it.

         (c) The payment by the Trustee of its A$ payment obligations on each Payment Date under the Series Notice and the Conditions to the Currency Swap Providers shall be a good discharge to the Trustee.

         (d) The Trustee shall not be liable for any act or omission or default of any Currency Swap Provider or any Paying Agents under this Agreement.

3.11     NO FEE

         Subject to clause 18, no Paying Agent will charge any commission or fee in relation to any payment under this agreement.

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3.12     PAYMENTS OUTSIDE AUSTRALIA

         All payments of interest by a Paying Agent in relation to an Class A Note must be made to an account outside Australia (for so long as is required for that payment to be exempt from interest withholding tax under section 128F of the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth)).

4.       REPAYMENT
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         (a) Immediately on any entitlement to receive principal or interest under any Class A Note becoming void under the Conditions, the Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rated as to the amount and time) to the extent already paid under clause 18.

         (b) Despite paragraph (a) the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any fees and expenses which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee by the Trustee remain unpaid.

5.       APPOINTMENT OF THE AGENT BANK AS REFERENCE AGENT
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         (a) The Trustee appoints the Agent Bank as its reference agent in respect of the Class A Notes upon the terms and conditions set forth in this agreement and the Agent Bank accepts that appointment.

         (b)      It is acknowledged and agreed that:

                  (i) the Agent Bank is the agent of the Trustee in its capacity as trustee of the Trust only, and

                  (ii) despite anything else in this agreement, any other Transaction Document or at law, the Trustee in its personal capacity is not responsible for any negligent act or negligent omission, fraudulent act or fraudulent omission or any other act or omission which, had it been done or not done by the Trustee personally, would have amounted to a breach of trust by the Trustee under any Transaction Document or at law, of the Agent Bank.

6.       DUTIES OF THE AGENT BANK
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         (a) The Agent Bank shall in relation to the Class A Notes until their final

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                  maturity or such earlier date on which the Class A Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the Class A Notes to the Principal Paying Agent or, if applicable, the Note Trustee:

                  (i) perform such duties at its Specified Office in New York and London as are set forth in this agreement and in the Conditions and any other duties which are reasonably incidental at the request of the Trustee, the Trust Manager, the Note Trustee or the Principal Paying Agent;

                  (ii) determine LIBOR for each Coupon Period, and calculate the relevant Coupon on Class A Notes, in the manner set out in Condition 4 and confirm with the Currency Swap Providers that the LIBOR as determined under this agreement is the same as LIBOR determined by the Currency Swap Providers under the related Currency Swap;

                  (iii) notify the Trustee, the Trust Manager, the Note Trustee, the Paying Agents and the London Stock Exchange (for so long as the Relevant Class A Notes are listed on the London Stock Exchange) by telex or facsimile transmission on or as soon as possible after the first day of that Coupon Period, of the Coupon Rate and the Coupon so determined by it in relation to that Coupon Period, specifying to the Trustee the rates upon which they are based and (where relevant) the names of the banks quoting those rates; and

                  (iv) cause the Coupon Rates applicable to the Class A Notes and each Coupon for each Coupon Period together with the relevant Payment Date, to be published (at the expense of the Trustee) in accordance with the provisions of Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Interest Period unless the Note Trustee otherwise agrees, provided that the Trustee and the Note Trustee shall co-operate with the Agent Bank in order to effect that publication.

         (b) The Coupon and relevant Payment Date published under sub-paragraph (iv) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Class A Noteholders in the event of a shortening of the Interest Period.

7.       NOTE TRUSTEE
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         (a) At any time after an Event of Default in respect of the Class A Notes has

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                  occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the Conditions, the Note Trustee may:

                  (i) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents and the Agent Bank require the Principal Paying Agent, the other Paying Agents and the Agent Bank either:

                           (A)      (1)      to act as Principal Paying
                                             Agent and Paying Agents and Agent
                                             Bank respectively of the Note
                                             Trustee on the terms of this
                                             agreement in relation to payments
                                             to be made by or on behalf of the
                                             Note Trustee under the terms of the
                                             Note Trust Deed, except that the
                                             Note Trustee's liability under any
                                             provisions of this agreement for
                                             the indemnification of the Paying
                                             Agents and Agent Bank shall be
                                             limited to any amount for the time
                                             being held by the Note Trustee on
                                             the trusts of the Note Trust Deed
                                             and which is available to be
                                             applied by the Note Trustee for
                                             that purpose; and

                                    (2)      hold all Definitive Notes, and all
                                             amounts, documents and records held
                                             by them in respect of the Class A
                                             Notes, on behalf of the Note
                                             Trustee; or

                           (B) to deliver up all Definitive Notes and all amounts, documents and records held by them in respect of the Class A Notes, to the Note Trustee or as the Note Trustee shall direct in that notice, other than any documents or records which the relevant Paying Agent or Agent Bank is obliged not to release by any law or regulation; and

                  (ii) by notice in writing to the Trustee require it to make (or arrange to be made) all subsequent payments in respect of the Class A Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn clause 2.3 of the Note Trust Deed shall not apply.

         (b) The payment by the Trustee of its payment obligations on each Payment Date under the Series Notice and the Conditions to the Note Trustee in accordance with paragraph (b) shall be a good discharge to the Trustee and the Trustee shall not be liable for any act or omission or default of the Note Trustee during the

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                  period it is required to make payment to the Note Trustee under paragraph (b).

         (c) The Note Trustee shall forthwith give notice to the Trust Manager, the Trustee, the Security Trustee, the Agent Bank, and the Principal Paying Agent of any change in the Authorised Signatories of the Note Trustee.

         (d) If the Agent Bank at any time for any reason does not determine the Coupon Rate or calculate the Coupon for a Class A Note, the Note Trustee shall do so and each such determination or calculation shall be deemed to have been made by the Agent Bank. In doing so, the Note Trustee shall apply the provisions of clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the circumstances.

8.       EARLY REDEMPTION OF CLASS A NOTES
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         (a) If the Trustee intends to redeem all (but not some only) of the Class A Notes prior to their Maturity Date pursuant to Condition 5(n) (which it may only do at the direction of the Trust Manager), the Trust Manager shall give not less than 5 days' prior notice to the Principal Paying Agent and the Note Trustee before giving the requisite period of notice to the relevant Class A Noteholders in accordance with Condition 5(n) and stating the date on which such Class A Notes are to be redeemed.

         (b) The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

                  (i) notify the Common Depositary of the proposed redemption, specifying:

                           (A) the aggregate Invested Amount of the Class A Notes to be redeemed;

                           (B) the amount of principal to be repaid in relation to the Class A Notes; and

                           (C) the date on which the Class A Notes are to be redeemed; and

                  (ii) promptly and in accordance with the Conditions on behalf of and at the expense of the Trustee publish the notices required in connection with that redemption.

9.       PRO RATA REDEMPTION, PURCHASES AND CANCELLATION OF NOTES
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         (a) If the Trustee is required to redeem some (but not all) of the Class A

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                  Notes prior to their Maturity Date pursuant to Condition 5(a) the Trust Manager shall on each Determination Date give prior notice to the Agent Bank, the Principal Paying Agent and the Note Trustee, as provided in Condition 5.

         (b) On receipt of a notice under paragraph (a), the Principal Paying Agent shall notify the Common Depositary of the proposed redemption, specifying in each case the aggregate principal amount of the Class A Notes to be redeemed and the date on which such Class A Notes are to be redeemed.

         (c) For so long as the Class A Notes are listed on the London Stock Exchange, the Trust Manager on behalf of the Trustee shall ensure that notice of the matters referred to in paragraph (a) is provided to the London Stock Exchange (if required).

         (d) The Trust Manager shall, on (or as soon as practicable after) each Determination Date in respect of the Class A Notes, calculate:

                  (i) the amount of principal to be repaid in respect of each Class A Note due on the Payment Date next following that Determination Date;

                  (ii) the Invested Amount of each Class A Note on the first day of the next following Coupon Period (after deducting any principal due to be made on the next Payment Date); and

                  (iii) the Bond Factor for the Class A Notes as of the Notice Date,

                  and shall forthwith notify or cause to be notified to the Trustee, the Agent Bank, the Note Trustee, the Principal Paying Agent and (for so long as the Class A Notes are listed on the London Stock Exchange) the London Stock Exchange of each of those determinations in accordance with the Series Notice. On receipt of that notice, the Principal Paying Agent shall give a copy of that notice to the Common Depositary in accordance with the requirements of the Note Depository Agreement.

         (e) The Trust Manager will immediately cause details of each determination under paragraph (d) to be published in accordance with Condition 12 by the Notice Date immediately preceding the relevant Payment Date.

         (f) If no principal is due to be repaid on the Class A Notes on any Payment Date, the Trust Manager shall give notice or shall cause a notice to this effect to be given to the Class A Noteholders in accordance with Condition 12.

         (g) If any Class A Notes are redeemed in whole or in part in accordance with the Conditions and the Transaction Documents, the Principal Paying Agent will, if any Book-Entry Notes are still outstanding in relation to those Notes, cause the Note Registrar to record all relevant details in the Note Register. The Principal

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                  Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and the Note Trustee a certificate setting out the aggregate Invested Amount and Stated Amount of Class A Notes which have been redeemed or the aggregate Invested Amount and Stated Amount of Class A Notes which have been purchased. If the Invested Amount of a Book-Entry Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Book-Entry Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Trust Manager and the Note Trustee.

10.      NOTICES TO CLASS A NOTEHOLDERS
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         (a) At the request and expense of the Trustee, the Principal Paying Agent shall arrange for the delivery of all notices and the Noteholders Report to Class A Noteholders in accordance with the Conditions.

         (b) The Principal Paying Agent shall promptly send to the Note Trustee one copy of the form of every notice given to Class A Noteholders in accordance with the Conditions.

11.      DOCUMENTS AND FORMS
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         (a) The Trust Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent sufficient copies of all documents required by the Conditions or the Note Trust Deed to be available to Class A Noteholders for issue or inspection (including the Note Trust Deed, the Master Trust Deed and the Series Notice).

         (b) The Trust Manager and the Trustee shall provide to the Agent Bank such documents as the Agent Bank may reasonably require from the Trustee in order for the Agent Bank properly to fulfil its duties in respect of the Class A Notes.

12.      AUTHENTICATION
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         The Principal Paying Agent shall authenticate or cause to be authenticated the Book-Entry Notes and (if required) the Definitive Notes (whether on initial issue or on replacement).

13.      INDEMNITY
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         (a) Subject to paragraph (b) and clause 23, the Trustee shall indemnify each Paying Agent and the Agent Bank against any loss, damages, proceeding, liability, cost, claim, action, demand or expense (each, an EXPENSE) which the Paying Agent may incur or which may be made against the Paying Agent as a result of or in connection with the Paying Agent's or Agent Bank (as the case may be) appointment or the proper exercise of the Paying Agent's powers and proper performance of the Paying Agent's or Agent Bank (as the case may be) duties under this agreement, notwithstanding the resignation or removal of that Paying Agent or the Agent Bank in accordance with clause 17 (including any liability in respect of payment of a cheque drawn by that Paying Agent or Agent Bank (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

         (b) The indemnity in paragraph (a) applies to any Expense of a Paying Agent or the Agent Bank (as the case may be) only:

                  (i) to the extent the Expense does not result from the breach by the Paying Agent or the Agent Bank (as the case may be) of the terms of this agreement or from the Paying Agent's or the Agent Bank's own fraud, wilful misconduct, negligence or bad faith or that of its directors, officers or employees or servants;

                  (ii) if the Paying Agent or the Agent Bank (as the case may be) gives notice of the Expense to the Trustee and the Trust Manager as soon as the Paying Agent or the Agent Bank (as the case may be) becomes aware of the Expense; and

                  (iii) if and whenever the Trustee or the Trust Manager so requires, the Paying Agent or the Agent Bank (as the case may be) takes any actions or proceedings under the control and at the expense of the Trustee as the Trustee may reasonably require to avoid, resist or compromise that Expense.

         (c) Each of the Agent Bank and the Paying Agents severally indemnifies the Trustee and the Trust Manager against any Expense which the Trustee or the Trust Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Agent Bank or the Paying Agent (as the case may be) of the terms of this agreement or its own fraud, wilful misconduct, negligence or bad faith or that of its directors, officers or employees or servants, including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

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14.      THE NOTE REGISTER
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14.1     APPOINTMENT OF NOTE REGISTRAR

         The Trustee appoints Citibank, N.A. to be the initial Note Registrar. Citibank, N.A. accepts that appointment.

14.2     DETAILS TO BE KEPT ON THE NOTE REGISTER

         The Note Registrar shall keep the Note Register with respect to the Trust in accordance with the Note Trust Deed, on which shall be entered the following information relating to the Trust:

         (A)      (NAME) the name of the Trust;

         (B)      (CREATION) the date of the creation of the Trust;

         (C) (ISSUE DATES) the Issue Dates for Class A Notes issued in relation to the Trust;

         (D) (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of Class A Notes issued on each such Issue Date;

         (e) (INVESTED AMOUNT) the Invested Amount of each Class A Note from time to time;

         (f) (STATED AMOUNT) the Stated Amount of each Class A Note from time to time;

         (G) (DETAILS OF NOTEHOLDERS) the name and address of each Class A Noteholder;

         (H) (NUMBER OF NOTES) the number of Notes held by each Class A Noteholder;

         (I) (DATE OF ENTRY) the date on which a person was entered as the holder of Class A Notes;

         (J) (DATE OF CESSATION) the date on which a person ceased to be an Class A Noteholder;

         (K) (ACCOUNT) the account to which any payments due to an Class A Noteholder are to be made (if applicable);

         (L) (PAYMENTS) a record of each payment in respect of the Class A Notes; and

         (M)      (ADDITIONAL INFORMATION) such other information as:

                  (i)      is required by the Series Notice;

                  (ii)     the Note Registrar considers necessary or desirable;
                           or

                  (iii)    the Trust Manager or the Trustee reasonably requires.

14.3     PAYMENTS OF PRINCIPAL AND INTEREST

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         (a) Any payment of principal or interest on any Class A Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Invested Amount of the Class A Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

         (b) If the amount of principal or interest (as the case may be) due for payment on any Class A Note is not paid in full (including Carryover Charge Offs and by reason of a deduction or withholding) the Note Registrar shall endorse a record of that shortfall on the Note Register.

14.4     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         The Note Register shall be:

         (A) (PLACE KEPT) kept at the principal office of the Note Registrar or at such place as the Trustee, the Trust Manager and the Note Registrar may agree;

         (B) (ACCESS TO TRUST MANAGER AND AUDITOR) open to the Trustee, the Trust Manager and the Auditor of the Trust to inspect during normal business hours;

         (C) (INSPECTION BY CLASS A NOTEHOLDERS) open for inspection by an Class A Noteholder during normal business hours but only in respect of information relating to that Class A Noteholder; and

         (D) (NOT FOR COPYING) not available to be copied by any person (other than the Trustee or the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

14.5     DETAILS ON NOTE REGISTER CONCLUSIVE

         (A) (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

         (B) (NO TRUSTS ETC) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any Class A Notes and the Trustee shall be entitled to recognise an Class A Noteholder as the absolute owner of Class A Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Class A Notes unless ordered by a court or required by statute.

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14.6     ALTERATION OF DETAILS ON NOTE REGISTER

         On the Note Registrar being notified of any change of name or address or payment or other details of an Class A Noteholder by the Class A Noteholder, the Note Registrar shall alter the Note Register accordingly.

14.7     RECTIFICATION OF NOTE REGISTER

         If:

         (a)      an entry is omitted from the Note Register;

         (b) an entry is made in the Note Register otherwise than in accordance with this deed;

         (c)      an entry wrongly exists in the Note Register;

         (d)      there is an error or defect in any entry in the Note Register;
                  or

         (e) default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of Class A Notes,

         the Note Registrar may rectify the same.

14.8     CORRECTNESS OF NOTE REGISTER

         The Note Registrar shall not be liable for any mistake on the Note Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

15.      CHANGES OF NOTE REGISTRAR
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15.1     REMOVAL

         The Trustee (or the Trust Manager on its behalf after advising the Trustee) may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

15.2     RESIGNATION

         Subject to this clause 15 the Note Registrar may resign its appointment at any time by giving to the Trustee, the Trust Manager and the Note Registrar not less than 60 days written notice to that effect.

15.3     LIMITATION

         Despite clauses 15.1 and 15.2:

         (a) no resignation by or termination of the appointment of the Note Registrar shall take effect until a new Note Registrar approved in

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                  writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

         (b) the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

16.      GENERAL
--------------------------------------------------------------------------------

16.1     COMMUNICATIONS TO CLASS A NOTEHOLDERS

         The Principal Paying Agent shall, upon receipt from the Trustee, Trust Manager, Security Trustee or Note Trustee of any communication to be delivered to Class A Noteholders or Class A Note Owners, including any communications pursuant to clauses 3.3, 7.1 18(a), 22.1, 23.2 or 32.2(b) of the Note Trust Deed or any other solicitation of notice from or consent of the Class A Noteholders or Note Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the Class A Noteholders, along with instructions that the responses relating to such communications be returned to the Principal Paying Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the RESPONSE DATE). The Principal Paying Agent shall treat any Noteholder who has not delivered its response as of the Response Date as having withheld its consent to the proposed action. The Principal Paying Agent shall notify the Trustee, Trust Manager and Note Trustee of the results of any such solicitations of consent.

16.2     AGENCY

         Subject to any other provision of this agreement, each Note Party shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Class A Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

16.3     IDENTITY

         Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

         (a) who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person

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                  shown in the records of the Common Depositary as the holder of any Class A Note represented by a Book-Entry Note shall be entitled to receive from the registered owner of that Book-Entry Note any payment so made in accordance with the respective rules and procedures of the Common Depositary and on the terms and subject to the conditions of that Book-Entry Note;

         (b) who is the registered owner of any relevant Definitive Note as the absolute owner or owners of that Definitive Note (whether or not that Definitive Note is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

         (c) who, when a Book-Entry Note in respect of any Class A Note is no longer outstanding but Definitive Notes in respect of the Class A Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant Class A Noteholders, and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

16.4     NO SET-OFF

         No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the Class A Notes in respect of moneys payable by it under this agreement.

16.5     RELIANCE

         Each Note Party shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Trust Manager or in reliance upon any Class A Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

16.6     ENTITLED TO DEAL

         A Note Party shall not be precluded from acquiring, holding or dealing in any Class A Notes or from engaging or being interested in any contract or other financial or other transaction with the Trustee, the Trust Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud, wilful misconduct, negligence or bad faith) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Class A Notes for any profit made or fees or commissions received in connection with this agreement

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         or any Class A Notes.

16.7     CONSULTATION

         Each Note Party may, after 10 days prior notice to the Trustee and the Trust Manager, consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the Trust Manager or the relevant Paying Agent.

16.8     DUTIES

         Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the Class A Notes and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the Class A Notes against any Note Party. A Note Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

16.9     INCOME TAX RETURNS

         The Principal Paying Agent shall deliver to each Class A Noteholder such information as may be reasonably required to enable such Class A Noteholder to prepare its federal and state income tax returns.

16.10    OBLIGATIONS OF EACH NOTE PARTY

         Each Note Party represents and warrants that it is duly qualified to assume its obligations under this agreement and has obtained all necessary approvals required to perform its obligations under this agreement.

17.      CHANGES IN PAYING AGENTS AND AGENT BANK
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17.1     REMOVAL

         The Trustee (or the Trust Manager on its behalf after advising the Trustee) may at any time:

         (a)      with the prior written approval of the Note Trustee appoint:

                  (i)      additional or alternative Paying Agents; or

                  (ii)     an alternative Agent Bank;

         (b) subject to this clause 17, terminate the appointment of any Paying Agent or the Agent Bank by giving written notice to that effect to each Designated Rating Agency, the Agent Bank (if its appointment is to be terminated), the Principal Paying Agent and (if different) the Paying Agent whose appointment is to be terminated:

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         (i) with effect immediately on that notice, if any of the following occurs in relation to the Paying Agent or Agent Bank (as the case may be):

                  (A) an Insolvency Event has occurred in relation to the Paying Agent or Agent Bank;

                  (B) the Paying Agent or Agent Bank has ceased its business;

                  (C) the Paying Agent or Agent Bank has failed to remedy within fourteen days after prior written notice by the Trustee or Trust Manager any material breach of this agreement on the part of the Paying Agent; or

         (ii) otherwise, with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed) with effect not less than 60 days' from that notice, which date shall be not less than 30 days before nor 30 days after any due date for payment of any Class A Notes.

17.2     RESIGNATION

         Subject to this clause 17, a Paying Agent or the Agent Bank may resign its appointment under this agreement at any time by giving to the Trustee, the Trust Manager, each Designated Rating Agency and (where a Paying Agent is resigning and the Paying Agent is not the Principal Paying Agent) the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Class A Notes.

17.3     LIMITATION

         Despite clauses 17.1 and 17.2:

         (a) no resignation by or termination of the appointment of the Principal Paying Agent shall take effect until a new Principal Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

         (b) if any Paying Agent or the Agent Bank resigns in accordance with clause 17.2, but by the day falling 15 days before the expiry of any notice under clause 17.2 the Trustee or the Trust Manager has not appointed a new Paying Agent or Agent Bank, then the relevant Paying Agent or Agent Bank (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

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         (c) no resignation by or termination of the appointment of any Paying Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a Paying Office in the City of New York and London;

         (d) no appointment or termination of the appointment of any Paying Agent shall take effect unless and until notice has been given to the Class A Noteholders in accordance with the Conditions;

         (e) no resignation by or termination of the appointment of the Agent Bank shall take effect until a new Agent Bank having its Specified Office in the City of London has been appointed; and

         (f) the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which shall not, except in the case of an appointment under clause 17.1(a) or a termination under clause 17.1(b)(ii), be at the cost of the Trustee or Trust Manager).

17.4     DELIVERY OF AMOUNTS

         If the appointment of the Principal Paying Agent terminates, the Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Class A Note and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive Notes) held by it.

17.5     SUCCESSOR TO PRINCIPAL PAYING AGENT

         (a) On the execution by the Trustee, the Trust Manager and any successor Principal Paying Agent of an instrument effecting the appointment of that successor Principal Paying Agent, that successor Principal Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Principal Paying Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Principal Paying Agent is appointed.

         (b)      Any corporation:

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                  (i)      into which the Principal Paying Agent is merged;

                  (ii) with which the Principal Paying Agent is consolidated;

                  (iii) resulting from any merger or consolidation to which the Principal Paying Agent is a party;

                  (iv) to which the Principal Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                  shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Principal Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to the Principal Paying Agent shall be references to that corporation.

17.6     SUCCESSOR TO AGENT BANK

         (a) On the execution by the Trustee, the Trust Manager and any successor Agent Bank of an instrument effecting the appointment of that successor Agent Bank, that successor Agent Bank shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Agent Bank in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Agent Bank is appointed.

         (b)      Any corporation:

                  (i)      into which the Agent Bank is merged;

                  (ii)     with which the Agent Bank is consolidated;

                  (iii) resulting from any merger or consolidation to which the Agent Bank is a party;

                  (iv) to which the Agent Bank sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                  shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Agent Bank under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this

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                  agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to the Agent Bank shall be references to that corporation.

17.7     NOTICE TO CLASS A NOTEHOLDERS

         The Trust Manager on behalf of the Trustee shall, within 14 days of:

         (a) the termination of the appointment of any Paying Agent or the Agent Bank;

         (b)      the appointment of a new Paying Agent or Agent Bank; or

         (c)      the resignation of any Paying Agent or Agent Bank,

         give to the Class A Noteholders notice of the termination, appointment or resignation in accordance with Condition 12 (in the case of a termination under clause 17.1(b)(i) or 17.2 at the cost of the outgoing Paying Agent).

17.8     CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

         (a) If any Paying Agent proposes to change its Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the Trust Manager, the Note Trustee and, in the case of a change in the Paying Office of a Paying Agent other than the Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect. No change of Paying Office may occur within the period between 30 days before and 30 days after any due date for payment of any Class A Notes.

         (b) If the Agent Bank proposes to change its Specified Office (which must be in the City of London, it must give to the Trustee, the Trust Manager and the Note Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect. No change of specified office may occur within the period between 30 days before and 30 days after any due date for payment of any Class A Notes.

         (c) The Trustee or Trust Manager must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 17.1 or 17.2 on or prior to the date of that change) give to the Class A Noteholders notice in accordance with the Conditions of that change and of the address of the new Paying Office but the costs of giving that notice shall be borne by the Paying Agent which is changing its Paying Office and not by the Trustee or the Trust Manager.

         (d) Despite any other provision of this agreement, no Paying Office may be

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                  located in Australia.

18.      FEES AND EXPENSES
--------------------------------------------------------------------------------
         (a) The Trustee shall pay to the Principal Paying Agent during the period when any of the Class A Notes remain outstanding the administration fee separately agreed by the Principal Paying Agent and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying Agent.

         (b) The Trustee shall pay to the Agent Bank during the period when any of the Class A Notes remain outstanding the fee separately agreed by the Agent Bank and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Agent Bank is terminated under this agreement, the Agent Bank must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Agent Bank will not be the Agent Bank.

         (c) The Trustee shall pay to the Note Registrar during the period when any of the Class A Notes remain outstanding the fee separately agreed by the Note Registrar and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Note Registrar will not be the Note Registrar.

         (d) Save as provided in paragraphs (a) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the Trust Manager shall have any liability in respect of any fees or expenses of the Agent Bank, Principal Paying Agent or any other Paying Agent or the Note Registrar in connection with this agreement.

         (e) The above fees, payments and expenses shall be paid in United States dollars and the Trustee shall in addition pay any Value Added Tax which may be applicable. The Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

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19.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------
         (a) No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b) The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

20.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------
         Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

21.      ASSIGNMENTS
--------------------------------------------------------------------------------
         No party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of the Class A Notes would be withdrawn or reduced as a result of the assignment.

22.      NOTICES
--------------------------------------------------------------------------------

22.1     GENERAL

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

         (a)      must be in writing;

         (b)      must be signed by an Authorised Signatory of the sender; and

         (c)      will be taken to be duly given or made:

                  (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause 22.2 or to any other address which it may have notified by the recipient to the sender;

                  (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 22.2 or any other number notified by the

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                           recipient to the sender under this clause 22; and

                  (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 22.2 or any other number notified by the recipient to the sender under this clause 22, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

22.2     DETAILS

         The address, facsimile and telex of each party at the date of this agreement are as follows:

         THE TRUSTEE

         WESTPAC SECURITIES ADMINISTRATION LIMITED

         Level 10
         130 Pitt Street
         SYDNEY  NSW  2000

         Tel:              612 9220 5058
         Fax:              612 9220 5300

         Attention:        Trustee Securitisation Manager

         THE TRUST MANAGER

         WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

         Level 6
         60 Martin Place
         SYDNEY  NSW  2000

         Tel:              612 9226 3212
         Fax:              612 9226 1732

         Attention:        Securitisation Trust Manager

         Copy to:          Lewis E Love, Jr
                           C/- Westpac Banking Corporation
                           575 Fifth Avenue
                           39th Floor
                           New York  N.Y.  10023

         THE PRINCIPAL PAYING AGENT

         CITIBANK, N.A.

         5 Carmelite Street
         London  EC4Y 0PA

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         Tel:              [*]
         Telex:            [*]
         Fax:              [*]

         Attention:        [*]

         THE AGENT BANK

         CITIBANK, N.A., LONDON OFFICE

         11 Old Jewry
         London  EC2R 8DU

         Tel:              [*]
         Telex:            [*]
         Fax:              [*]

         Attention:        [*]

         THE NOTE TRUSTEE

         CITIBANK, N.A., LONDON OFFICE

         11 Old Jewry
         London EC2R 8DU

         Tel:              [*]
         Telex:            [*]
         Fax:              [*]

         Attention:        [*]

         THE NOTE REGISTRAR

         CITIBANK, N.A.

         5 Carmelite Street
         London  EC4Y 0PA

         Tel:              [*]
         Telex:            [*]
         Fax:              [*]

         Attention:        [*]

22.3     COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

         All communications relating to this agreement between the Trustee and the Agent Bank and any of the Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal Paying Agent.

23.      LIMITED RECOURSE
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23.1     GENERAL

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                   ALLEN ALLEN
AGENCY AGREEMENT   & HEMSLEY
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         Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this agreement.

23.2     LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

                  (i) The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

                  (ii) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

                  (iii) The provisions of this clause 23 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust, as a result of the Trustee's fraud, negligence or breach of trust.

                  (iv) It is acknowledged that the Trust Manager, the Servicer, the Currency Swap Providers, the Note Trustee, the Agent Bank, the Principal Paying Agent and the Paying Agents (each a RELEVANT PARTY) are responsible under this agreement and the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this agreement or the relevant Transaction Documents,

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                   ALLEN ALLEN
AGENCY AGREEMENT   & HEMSLEY
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                           but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this agreement or the relevant Transaction Documents, but excluding any Relevant Party).

                  (v) No attorney, agent, receiver, or receiver and manager appointed in accordance with this agreement or any other Transaction Document (including a Relevant Party) has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph
                           (iii), if the Trustee has exercised reasonable care in the selection and supervision of such a person.

23.3     UNRESTRICTED REMEDIES

         Nothing in clause 23.2 limits a Paying Agent, the Agent Bank or the Note Trustee in:

         (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b)      obtaining declaratory relief; or

         (c)      in relation to its rights under the Security Trust Deed.

23.4     RESTRICTED REMEDIES

         Except as provided in clause 23.3, none of the Paying Agents, the Agent Bank or the Note Trustee shall:

         (a) (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

         (b) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Law (or any analogous provision under any other law) against the Trustee;

         (c) (WINDING UP) apply for the winding up or dissolution of the Trustee;

         (d) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

         (e) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

         (f) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

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                   ALLEN ALLEN
AGENCY AGREEMENT   & HEMSLEY
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         (g) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

         or take proceedings for any of the above and each Paying Agent, the Agent Bank and the Note Trustee waives its rights to make those applications and take those proceedings.

24.      COUNTERPARTS
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         This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

25.      GOVERNING LAW
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         This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

26.      SUCCESSOR TRUSTEE
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         Each Paying Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 24 of the Master Trust Deed to become the Trustee under this agreement.

EXECUTED in London.

Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.

TRUSTEE

SIGNED on behalf of                          )
WESTPAC SECURITIES ADMINISTRATION LIMITED    )
by its attorney                              )
in the presence of:                          )

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                                                 Signature

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                   ALLEN ALLEN
AGENCY AGREEMENT   & HEMSLEY
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TRUST MANAGER

SIGNED on behalf of                          )
WESTPAC SECURITISATION MANAGEMENT PTY LIMITED)
by its attorney                              )
in the presence of:                          )

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                                                 Signature

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Witness                                          Print name

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NOTE TRUSTEE

SIGNED on behalf of                          )
CITIBANK, N.A., LONDON OFFICE                )
by its attorney                              )
in the presence of:                          )
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                                                 Signature

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PRINCIPAL PAYING AGENT

SIGNED on behalf of                          )
CITIBANK, N.A.                               )
by its attorney                              )
in the presence of:                          )
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                                                 Signature

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                   ALLEN ALLEN
AGENCY AGREEMENT   & HEMSLEY
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AGENT BANK

SIGNED on behalf of                          )
CITIBANK, N.A., LONDON OFFICE                )
by its attorney                              )
in the presence of:                          )
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                                                 Signature

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Witness                                          Print name

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NOTE REGISTRAR

SIGNED on behalf of                          )
CITIBANK, N.A.                               )
by its attorney                              )
in the presence of:                          )
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                                                 Signature

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Witness                                          Print name

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